Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Alan E. Casnoff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of DVL, Inc. on Form 10-KSB for the year ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of DVL, Inc.


Date: March 23, 2007                              By:  /s/ Alan E. Casnoff
                                                      --------------------------
                                                  Name: Alan E. Casnoff
                                                  Title: Chief Executive Officer

      I, Henry Swain, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of DVL, Inc. on Form 10-KSB for the year ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly represents in all material respects the financial condition and results of operations of DVL, Inc.


Date: March 23, 2007                              By: /s/ Henry Swain
                                                      --------------------------
                                                  Name: Henry Swain
                                                  Title: Chief Financial Officer